Combined Financial Statements

                 Merkle-Korff Industries, Inc.,
                  Mercury Industries, Inc. and
                     Elmco Industries, Inc.

         Years ended December 31, 1994, 1993, and 1992 with Report of Independent Auditors

                 Merkle-Korff Industries, Inc.,
                  Mercury Industries, Inc. and
                     Elmco Industries, Inc.

                 Combined Financial Statements

         Years ended December 31, 1994, 1993, and 1992




                             Contents


Report of Independent Auditors                         1

Combined Financial Statements

Combined Balance Sheets                                2
Combined Statements of Income and Retained Earnings    3
Combined Statements of Cash Flows                      4
Notes to Combined Financial Statements                 5

                 Report of Independent Auditors

The Boards of Directors
Merkle-Korff Industries, Inc.,
     Mercury Industries, Inc. and
     Elmco Industries, Inc.

We have audited the accompanying combined balance sheets of Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. as of DecemberE31, 1994, 1993, 1992, and 1991, and the related combined statements of income and retained earnings and cash flows for the years ended DecemberE31, 1994, 1993, and 1992. These financial statements are the responsibility of the CompaniesO management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Merkle-Korff Industries, Inc., Mercury Industries, Inc. and Elmco Industries, Inc. as of DecemberE31, 1994, 1993, 1992, and 1991, and the combined results of their operations and their cash flows for the years ended DecemberE31, 1994, 1993, and 1992 in conformity with generally accepted accounting principles.



                                   ERNST & YOUNG LLP


August 11, 1995


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                  Merkle-Korff Industries, Inc.,
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

                     Combined Balance Sheets


                                            December 31
                               1994        1993       1992       1991

Assets
Current assets:
 Cash                    $    69,574 $    66,447 $    76,468 $    90,283
 Short-term investments    5,539,994   4,750,728   5,760,651   5,797,990
 Accounts receivable       5,877,107   4,922,635   4,274,989   3,581,993
 Inventories               4,529,148   4,018,012   3,955,378   4,158,711

 Prepaid expenses and
  other                      139,034      56,674     103,027      85,151
 Notes receivable             11,415      35,557      47,987      47,624
Total current assets      16,166,272  13,850,053  14,218,500  13,761,752

Property and equipment -
 Net                         482,766     616,200     683,505     765,042

Other assets:
 Notes receivable             57,083       9,122      40,080      88,067
 Due from related parties  1,231,426   1,117,884     995,211     874,827
 Deposit                   1,014,845     827,722     692,657     688,174
                         $18,952,392 $16,420,981 $16,629,953 $16,177,862

Liabilities and
 stockholders' equity
Current liabilities:
 Outstanding checks in
  excess of bank
  balance                $    56,857 $   366,637 $   688,484  $        -
Accounts payable           3,086,278   2,068,716   2,529,810   2,800,216
Accrued expenses and
 other                     1,476,899   1,470,228   1,355,055   1,427,855
Total current liabilities  4,620,034   3,905,581   4,573,349   4,228,071

Stockholders' equity:
 Common stock              2,248,325   2,248,325   2,248,325   2,248,325
 Retained earnings        12,084,033  10,267,075   9,808,279   9,701,466
                          14,332,358  12,515,400  12,056,604  11,949,791
                         $18,952,392 $16,420,981 $16,629,953 $16,177,862

See accompanying notes.

                  Merkle-Korff Industries, Inc.,
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

       Combined Statements of Income and Retained Earnings



                                     Year ended December 31
                                1994            1993         1992

Net sales                   $49,340,321      $43,766,171  $39,800,651
Cost of sales                31,564,365       27,706,529   26,231,839
Gross profit                 17,775,956       16,059,642   13,568,812
Selling, general, and
 administrative expenses      5,466,521        7,512,421    6,327,791
Operating income             12,309,435        8,547,221    7,241,021
Other income (expense):
 Interest income                231,089          172,186      259,702
 Other                         (448,639)        (454,117)    (456,265)
Income before income taxes   12,091,885        8,265,290    7,044,458
State income taxes              170,529          143,255      115,810
Net income                   11,921,356        8,122,035    6,928,648
Retained earnings -
 Beginning of period         10,267,075        9,808,279    9,701,466
Dividends paid              (10,104,398)      (7,663,239)  (6,821,835)
Retained earnings -
 End of period              $12,084,033      $10,267,075  $ 9,808,279


See accompanying notes.

                   Merkle-Korff Industries, Inc.,
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

                Combined Statements of Cash Flows

                                     Year ended December 31
                                   1994         1993          1992
Cash flows from operating
 activities
Net income                      $11,921,356   $8,122,035    $6,928,648
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
  Depreciation and amortization     323,657      334,584       340,859
  Provision for bad debts                 -       72,455        14,386
Changes in operating assets and
 liabilities:
    Accounts receivable            (954,472)    (720,101)     (707,382)
    Inventories                    (511,136)     (62,634)      203,333
    Prepaid expenses and other      (82,360)      46,353       (17,876)
    Deposits                       (187,123)    (135,065)       (4,483)
    Outstanding checks in excess
     of bank balance               (309,780)    (321,847)      688,484
    Accounts payable              1,017,562     (461,094)     (270,406)
    Accrued expenses and other        6,671      115,173       (72,800)
Net cash provided by operating
  activities                     11,224,375    6,989,859     7,102,763

Cash flows from investing activities

Purchases of property and
 equipment                         (190,223)    (267,279)     (259,322)
(Increase) decrease in short-term
 investments                       (789,266)   1,009,923        37,339
(Increase) decrease in notes
 receivable                         (23,819)      43,388        47,624
(Increase) in due from related
 parties                           (113,542)    (122,673)     (120,384)
Net cash (used in) provided by
 investing activities            (1,116,850)     663,359      (294,743)

Cash flows from financing activities
Dividends paid                  (10,104,398)  (7,663,239)   (6,821,835)
Net cash (used in) financing
 activities                     (10,104,398)  (7,663,239)   (6,821,835)
Increase (decrease) in cash           3,127      (10,021)      (13,815)

Cash at beginning of period          66,447       76,468        90,283
Cash at end of period           $    69,574  $    66,447    $   76,468

Supplemental disclosures of
 cash flow information
Cash paid during the period for:
  Income taxes                  $   171,000  $   143,000    $  116,000

See accompanying notes.

                 Merkle-Korff Industries, Inc.,
                  Mercury Industries, Inc. and
                     Elmco Industries, Inc.

             Notes to Combined Financial Statements

                       December 31, 1994


1.   Description of Business and Summary of
     Significant Accounting Policies

Description of Business

Merkle-Korff Industries, Inc. (Merkle-Korff), Mercury Industries, Inc. (Mercury), and Elmco Industries, Inc. (Elmco), collectively referred to as the OCompanies,O are owned by an individual and trusts, the beneficiaries of which are related to the individual. Merkle-Korff manufactures and sells reversible, permanent split-capacitor, shaded-pole, and DC sub-fractional horsepower motors and gearmotors primarily to customers located throughout the United States. Mercury and Elmco manufacture various electromechanical products and components exclusively for Merkle-Korff.

Short-Term Investments

Short-term investments consist of U.S. Treasury bills and are carried at cost, which approximates market.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first in, first out (FIFO) method.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation determined using either straight-line or accelerated methods over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the life of the leasehold improvement.

Research and Development Costs

Research and development costs related to both present and future products are charged to expense when incurred.

                  Merkle-Korff Industries, Inc.
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

        Notes to Combined Financial Statements (continued)



1.   Description of Business and Summary of
     Significant Accounting Policies (continued)

Income Taxes

The Companies elected to be taxed as S corporations under applicable provisions of the Internal Revenue Code and, therefore, are generally not liable for federal and certain state income taxes, as the income of the Companies is included in the taxable income of its stockholders.

Financial Instruments

Cash and trade receivables may subject the Companies to credit risk. The Companies hold cash at highly rated financial institutions which are federally insured up to prescribed limits. Cash balances may exceed the federally insured limits at any given time.

During 1994, 1993, and 1992, the three largest customers accounted for 35%, 36%, and 39% of sales, respectively. At DecemberE31, 1994, 1993, 1992, and 1991, the three largest customers accounted for approximately 29%, 36%, 42%, and 39% of trade accounts receivable, respectively. The Companies closely monitor the credit quality of their customers and credit losses have been insignificant on an historical basis.

2.  Related Party Transactions

Merkle-Korff leases its plants, warehouse, and offices under a net lease from affiliated entities. Rent expenses, including real estate taxes attributable to these leases, amounted to $361,962, $361,967, and $342,023 for 1994, 1993, and 1992, respectively. Future annual minimum rental payments required under this lease amount to $303,480 for 1995 and 1996.

Mercury leases its plant under a net lease from a corporation which is an affiliated entity. Rent expenses, including real estate taxes attributable to this lease, amounted to $194,419, $196,638, and $191,380 for 1994, 1993, and
1992, respectively. Annual future minimum rental payments required under this lease amount to $174,600 for 1995 and 1996.

                  Merkle-Korff Industries, Inc.
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

        Notes to Combined Financial Statements (continued)



2.  Related Party Transactions (continued)

Elmco leases its plant under a net lease from a corporation which is an affiliated entity. Occupancy expense, including real estate taxes attributable to this lease, amounted to $334,938, $314,702, and $306,083 for 1994, 1993, and 1992, respectively. Future minimum rental payments required under this lease amount to $254,040 for 1995 and 1996.

The amounts shown as due from related parties principally include amounts due from related trusts and individuals under certain insurance agreements entered into for the benefit of certain officers of the Companies. The Companies are entitled to be reimbursed by the trusts for the lesser of all premiums paid relating to these policies or their cash surrender values upon either payment of the face value of the policies or termination of the policies for any reason. As of DecemberE31, 1994, 1993, 1992, and 1991, these amounts were secured by the cash surrender value of the related life insurance policies.

The Companies contributed $450,000 to a foundation controlled by a related party during each of the years ended DecemberE31, 1994, 1993, and 1992.

Transactions and accounts existing between the Companies have been eliminated in the combined financial statements.

3.   Inventories

Inventories consist of the following:


                               December 31
                    1994      1993      1992      1991

Raw materials     $2,796,630  $3,025,458 $2,943,729 $2,906,563
Work-in-process      764,058     300,422    295,229    263,642
Finished goods       968,460     692,132    716,420    988,506
                  $4,529,148  $4,018,012 $3,955,378 $4,158,711

                  Merkle-Korff Industries, Inc.
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

        Notes to Combined Financial Statements (continued)



4.  Property and Equipment

Property and equipment consist of the following:

                                            December 31

                                  1994      1993       1992       1991

Machinery and equipment        $4,088,405 $4,189,542 $4,068,472 $3,997,697
Dies and tooling                1,687,477  1,596,059  1,491,460  1,395,622
Furniture and fixtures            834,661    866,460    824,849    815,744
Vehicles                          205,304    185,982    185,982    132,245
Leasehold improvements            740,135    740,135    740,135    740,135
                                7,555,982  7,578,178  7,310,898  7,081,443

Less:  Accumulated depre-
 ciation and amortization      (7,073,216)(6,961,978)(6,627,393)(6,316,401)
                               $  482,766 $  616,200 $  683,505 $  765,042

5.  Notes Receivable

Notes receivable consist
 of the following:

                                            December 31

                                    1994      1993       1992     1991

10% unsecured note receivable      $      -   23,579     36,667  49,391
8% note receivable secured by
 land                                     -    4,600     18,400  36,800
9.75% note receivable due in
 monthly installments of $1,466
 including interest through
 November 1999                       68,498        -          -       -
8% note receivable from an
 officer due in quarterly
 installments of $4,125 plus
  interest                                -   16,500     33,000  49,500
Total notes receivable               68,498   44,679     88,067 135,691
Less:  Current portion              (11,415) (35,557)   (47,987)(47,624)
                                  $  57,083 $  9,122     40,080  88,067

                  Merkle-Korff Industries, Inc.
                   Mercury Industries, Inc. and
                      Elmco Industries, Inc.

        Notes to Combined Financial Statements (continued)


6.  Common Stock

Common stock consists of the following:


                                                December 31

                                     1994       1993      1992       1991

Merkle-Korff Industries, Inc.
Common stock; no par value;
1,000,000 shares authorized;
803,250 shares issued and
 outstanding                     $2,222,325 $2,222,325 $2,222,325 $2,222,325

Mercury  Industries, Inc.
Common stock; no par value;
2,500 shares authorized;
1,000 shares issued and
 outstanding                         25,000     25,000     25,000     25,000

Elmco Industries, Inc.
Common stock; $10 par value;
100,000 shares authorized;
100 shares issued and out-
 standing                            1,000      1,000      1,000      1,000

                                $2,248,325 $2,248,325 $2,248,325 $2,248,325

7.  Profit-Sharing Plans

Merkle-Korff maintains a profit-sharing plan with a 401(k) provision. The plan covers all eligible employees with specified years of service and attainment of minimum age requirements. The CompanyOs voluntary contribution to the plan was $97,667, $106,170, and $106,469 for 1994, 1993, and 1992,
respectively.

Mercury maintains a profit-sharing plan with a 401(k) provision. The plan covers all eligible employees with specified years of service and attainment of minimum age requirements. The CompanyOs voluntary contribution to the plan was $98,765, $99,047, and $102,320 for 1994, 1993, and 1992, respectively.